                                                                    Exhibit 99.1


                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report


                                                  Determination Date:   09/16/05
                                                   Collection Period:   08/31/05
                                                        Payment Date:   09/20/05

  I. AVAILABLE FUNDS

     A. Available Pledged Revenues
        a.  Scheduled Payments Received                                                                         $ 27,172,711.99
        b.  Liquidation Proceeds Allocated to Owner Trust                                                            550,432.01
        c.  Required Payoff Amounts of Prepaid Contracts                                                             784,741.12
        d.  Required Payoff Amounts of Purchased Contracts                                                            20,690.43
        e.  Proceeds of Clean-up Call                                                                                      0.00
        f.  Investment Earnings on Collection Account and Note Distribution Account                                        0.00
                                                                                                                ---------------

                                                               Total Available Pledged Revenues =               $ 28,528,575.55

     B. Determination of Available Funds

        a.  Total Available Pledged Revenues                                                                    $ 28,528,575.55
        b.  Servicer Advances                                                                                      2,104,936.07
        c.  Recoveries of  prior Servicer Advances                                                                (2,326,730.05)
        d.  Withdrawal from Cash Collateral Account                                                                  137,645.82
                                                                                                                ---------------

                                                               Total Available Funds =                          $ 28,444,427.39
                                                                                                                ===============

 II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS
         1. Servicing Fee                                                                                            405,621.58

         2. Class A-1 Note Interest Distribution                                          155,019.92
            Class A-1 Note Principal Distribution                                      23,905,583.84
                        Aggregate Class A-1 distribution                                                          24,060,603.76

         3. Class A-2 Note Interest Distribution                                          726,933.33
            Class A-2 Note Principal Distribution                                               0.00
                        Aggregate Class A-2 distribution                                                             726,933.33

         4. Class A-3 Note Interest Distribution                                          724,433.33
            Class A-3 Note Principal Distribution                                               0.00
                        Aggregate Class A-3 distribution                                                             724,433.33

         5. Class A-4 Note Interest Distribution                                          338,154.33
            Class A-4 Note Principal Distribution                                               0.00
                        Aggregate Class A-4 distribution                                                             338,154.33

         6. Class B Note Interest Distribution                                             49,769.77
            Class B Note Principal Distribution                                           583,063.02
                        Aggregate Class B distribution                                                               632,832.79

         7. Class C Note Interest Distribution                                             45,213.29
            Class C Note Principal Distribution                                           518,278.24
                        Aggregate Class C distribution                                                               563,491.53

         8. Class D Note Interest Distribution                                             85,369.82
            Class D Note Principal Distribution                                           906,986.92
                        Aggregate Class D distribution                                                               992,356.74

         9. Deposit to the Cash Collateral Account                                                                         0.00

        10. Amounts in accordance with the CCA Loan Agreement                                                              0.00

        11. Remainder to the holder of the equity certificate                                                              0.00
                                                                                                                ---------------

                                                               Collection Account Distributions =                 28,444,427.39
                                                                                                                ===============


     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1. Payment due on the Senior Loan                                                                         2,014,274.01

         2. Payment due on the Holdback                                                                                    0.00

         3. Payment to the Depositor                                                                                       0.00
                                                                                                                ---------------

                                                               Cash Collateral Account Distributions =             2,014,274.01
                                                                                                                ===============

     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT               Collection Account Distributions =                          0.00
                                                                                                                ===============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

            ---------------------------------------------------------------------------------------------------------------------
                      Distribution                  Class A-1             Class A-2            Class A-3            Class A-4
                         Amounts                      Notes                 Notes                Notes                Notes
            ---------------------------------------------------------------------------------------------------------------------
         1.           Interest Due                    155,019.92          726,933.33           724,433.33            338,154.33
         2.          Interest Paid                    155,019.92          726,933.33           724,433.33            338,154.33
         3.        Interest Shortfall                       0.00                0.00                 0.00                  0.00
                    ((1) minus (2))
         4.          Principal Paid                23,905,583.84                0.00                 0.00                  0.00

         5.    Total Distribution Amount           24,060,603.76          726,933.33           724,433.33            338,154.33
                     ((2) plus (4))

            ---------------------------------------------------------------------------------------------------------------------
                      Distribution                    Class B               Class C              Class D          Total Offered
                         Amounts                       Notes                 Notes                Notes               Notes
            ---------------------------------------------------------------------------------------------------------------------
         1.           Interest Due                     49,769.77           45,213.29            85,369.82          2,124,893.79
         2.          Interest Paid                     49,769.77           45,213.29            85,369.82          2,124,893.79
         3.        Interest Shortfall                       0.00                0.00                 0.00                  0.00
                    ((1) minus (2))
         4.          Principal Paid                   583,063.02          518,278.24           906,986.92         25,913,912.02

         5.    Total Distribution Amount              632,832.79          563,491.53           992,356.74         28,038,805.81
                     ((2) plus (4))

 IV. Information Regarding the Securities

     A  Summary of Balance Information

            ---------------------------------------------------------------------------------------------------------------------
                                            Applicable     Principal Balance     Class Factor   Principal Balance   Class Factor
                         Class                Coupon            Sep-05              Sep-05            Aug-05           Aug-05
                                               Rate          Payment Date        Payment Date      Payment Date     Payment Date
            ---------------------------------------------------------------------------------------------------------------------
        a.           Class A-1 Notes          3.0728%        38,721,872.46         0.18889        62,627,456.30        0.30550
        b.           Class A-2 Notes          3.7600%       232,000,000.00         1.00000       232,000,000.00        1.00000
        c.           Class A-3 Notes          4.1200%       211,000,000.00         1.00000       211,000,000.00        1.00000
        d.           Class A-4 Notes          4.3600%        93,070,000.00         1.00000        93,070,000.00        1.00000
        e.            Class B Notes           4.0900%        14,019,313.96         0.77540        14,602,376.98        0.80765
        f.            Class C Notes           4.1800%        12,461,612.42         0.77546        12,979,890.66        0.80771
        g.            Class D Notes           4.5100%        21,807,821.73         0.77553        22,714,808.65        0.80778

        h.                Total Offered Notes               623,080,620.57                       648,994,532.59


                                  Page 2 fo 5

     B  Other Information

            ----------------------------------------------------------------------------------------------------------------------
                                           Scheduled             Scheduled
                                        Principal Balance     Principal Balance
                        Class               Sep-05                 Aug-05
                                          Payment Date          Payment Date
            ----------------------------------------------------------------------------------------------------------------------
                    Class A-1 Notes       42,433,064.61        65,251,419.04

            ----------------------------------------------------------------------------------------------------------------------
                                                               Target               Class            Target             Class
                                             Class        Principal Balance         Floor       Principal Amount        Floor
                        Class             Percentage           Sep-05               Sep-05            Aug-05             Aug-05
                                                            Payment Date         Payment Date      Payment Date       Payment Date
            ----------------------------------------------------------------------------------------------------------------------
                       Class A               92.25%           574,791,872.48                     598,697,456.31
                       Class B                2.25%            14,019,313.96          0.00        14,602,376.98           0.00
                       Class C                2.00%            12,461,612.41          0.00        12,979,890.65           0.00
                       Class D                3.50%            21,807,821.72          0.00        22,714,808.64           0.00

  V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT
            1. Principal Balance of Notes and Equity Certificates                              648,994,532.59
               (End of Prior Collection Period)
            2. Contract Pool Principal Balance (End of Collection Period)                      623,080,620.57
                                                                                            -----------------
                          Total monthly principal amount                                        25,913,912.02

     B. PRINCIPAL BREAKDOWN                                          No. of Accounts
                                                                     ---------------
        1.  Scheduled Principal                                           60,153                24,298,914.17
        2.  Prepaid Contracts                                                154                   781,679.11
        3.  Defaulted Contracts                                              168                   812,628.31
        4.  Contracts purchased by CIT Financial USA, Inc.                     1                    20,690.43
                                                                     ----------------------------------------
                          Total Principal Breakdown                       60,476                25,913,912.02


 VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS
                                                                     -------------------------------------------------------------
                                                                         Original                   Sep-05             Aug-05
                                                                           Pool                  Payment Date       Payment Date
                                                                     -------------------------------------------------------------
        1.  a.  Contract Pool Balance                                  803,339,897.82           23,080,620.57      648,994,532.59
            b.  No of Contracts                                                61,944                  60,153              60,476
            c.  Pool Factor

        2.  Weighted Average Remaining Term                                     37.70                   32.19               32.94

        3.  Weighted Average Original Term                                      45.00


    B.  DELINQUENCY INFORMATION

                              ------------------------------------------------------------------------------------------------------
                                         % of                % of Aggregate
                                                             Required Payoff              No. Of              Aggregate Required
                                      Contracts                  Amount                  Accounts               Payoff Amounts
                              ------------------------------------------------------------------------------------------------------
        1. Current                          96.47%                    97.27%                      58,027              610,463,102.40
           31-60 days                        1.89%                     1.92%                       1,136               12,061,567.06
           61-90 days                        0.72%                     0.38%                         432                2,405,111.18
           91-120 days                       0.39%                     0.20%                         234                1,271,975.87
           120+ days                         0.54%                     0.22%                         324                1,396,806.58

                   Total Delinquency       100.00%                   100.00%                      60,153              627,598,563.09

        2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                                   4,739,736.50
           End of Collection Period                                                         4,517,942.52
                                                                                    --------------------

                          Change in Delinquent Scheduled Payments                            (221,793.98)


    C.  DEFAULTED CONTRACT INFORMATION

        1. Required Payoff Amount on Defaulted Contracts                                      812,628.31
        2. Liquidation Proceeds received                                                      550,432.01
                                                                                    --------------------
        3. Current Liquidation Net Loss Amount                                                262,196.30

        4. Cumulative Reported Net Losses                                                   1,949,626.89

           Cumulative Net Loss Ratio                                                              0.0326%

           Cummlative Net Loss Trigger                                                            1.0000%

VII. MISCELLANEOUS INFORMATION

    A.  SERVICER ADVANCE BALANCE

           1.    Opening Servicer Advance Balance                                           4,739,736.50
           2.    Current Period Servicer Advance                                            2,104,936.07
           3.    Recoveries of prior Servicer Advances                                     (2,326,730.05)
                                                                                    --------------------
           4. Ending Servicer Advance Balance                                               4,517,942.52

    B.  CASH COLLATERAL ACCOUNT


        1. Opening Cash Collateral Account                                                                            50,297,076.28

        2. Deposit from the Collection Account                                                                                 0.00

        3. Investment Earnings.                                                                                          143,591.64

        4.    Withdrawals from the Cash Collateral Account                                                              (137,645.82)

        5.    Ending Cash Collateral Account Balance before Distributions                                             50,303,022.10

        6. Required Cash Collateral Account Amount                                                                    48,288,748.09

        7. Cash Collateral Account Surplus                                                                             2,014,274.01

           Distribution of CCA
           a.  Senior Loan Interest                                                                                     (110,128.16)
           b.  Senior Loan Principal                                                                                  (1,904,145.85)
           c.  Holdback Amount Interest                                                                                        0.00
           d. Holdback Amount Principal                                                                                        0.00
                                                                                                                --------------------
        9. Total Distribution                                                                                         (2,014,274.01)

       10. Ending Cash Collateral Account Balance after Distributions                                                 48,288,748.09
                                                  -----

    C.  OTHER RELATED INFORMATION

        1. Discount Rate                                                                                4.8100%

        2. Life to Date Prepayment (CPR)                                                                4.6865%

        3. Life to Date Substitutions:

           a. Prepayments                                                  0.00

           b. Defaults                                                     0.00

        ------------------------------------------------------------------------------------------------------
                                                                    Sep-05                    Aug-05
                        Item                                     Payment Date              Payment Date
        ------------------------------------------------------------------------------------------------------
        4. a.  Senior Loan                                         17,325,494.80                 19,229,640.65
           b.  Holdback Amount                                     31,129,421.05                 31,129,421.05

        5. Applicable Rates for the Interest Period:
           a.  Libor Rate for the Interest Period                         3.6094%
           b.  Senior Loan Interest Rate                                  7.1094%
           c.  Holdback Amount Interest Rate                              9.6094%

        6. DELINQUENCY, NET LOSSES AND CPR HISTORY

           ------------------------------------------------------------------------------------------------------------------------
                                         % of                    % of                     % of                     % of
                                       Aggregate                Aggregate                Aggregate               Aggregate
                                    Required Payoff          Required Payoff          Required Payoff         Required Payoff
                                        Amounts                  Amounts                  Amounts                 Amounts
                 Collection
                    Periods       31-60 Days Past Due      61-90 Days Past Due     91-120 Days Past Due      120+ Days Past Due
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------
                08/31/05                 1.92%                    0.38%                    0.20%                   0.22%
                07/31/05                 1.64%                    0.38%                    0.18%                   0.23%
                06/30/05                 1.70%                    0.54%                    0.18%                   0.26%
                05/31/05                 1.65%                    0.41%                    0.18%                   0.36%
                04/30/05                 1.69%                    0.37%                    0.28%                   0.23%
                03/31/05                 1.70%                    0.77%                    0.29%                   0.01%
           ------------------------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------------
               Collection            Cumulative Net            Monthly Net
                 Month              Loss Percentage              Losses                   LTD CPR
                 -----              ---------------              ------                   -------
           ----------------------------------------------------------------------------------------------------
           ----------------------------------------------------------------------------------------------------
               August-05                 0.033%                262,196.30                  4.69%
                July-05                  0.034%                273,048.48                  4.35%
                June-05                  0.091%                728,053.17                  5.01%
                 May-05                  0.026%                211,417.52                  5.23%
                April-05                 0.014%                109,098.87                  5.58%
                March-05                 0.046%                365,812.55                  7.35%
           ----------------------------------------------------------------------------------------------------